                                                                    EXHIBIT 4.71

                                                            DRAFT DATED: 12/9/96

                                                                  LOAN NO. T0310
                                                                  LOAN NO. T0347
                                                                  LOAN NO. T0388
                                                                  LOAN NO. T0362
                                                                  LOAN NO. S0441



                                  COBANK, ACB

                 ASSIGNMENT, ASSUMPTION AND AGREEMENT REGARDING
                          AMENDMENTS TO LOAN DOCUMENTS



STATE OF LOUISIANA                )
                                  )
PARISH OF CALCASIEU               )

STATE OF GEORGIA                  )
                                  )
COUNTY OF COBB                    )

         BEFORE the respective undersigned Notaries Public, and in the presence of the respective undersigned competent witnesses, personally came and appeared the parties listed below, who, after being duly sworn, did state:

         THIS ASSIGNMENT, ASSUMPTION AND AGREEMENT REGARDING AMENDMENTS TO LOAN DOCUMENTS (this "Agreement") is made and entered into as of December 15, 1996, by and among COBANK, ACB ("CoBank"), MERCURY CELLULAR OF KANSAS, INC. ("MCK"), CTC FINANCIAL, INC. ("CTC"), MERCURY CELLULAR TELEPHONE COMPANY ("MCTC"), MISSISSIPPI ONE CELLULAR TELEPHONE COMPANY ("Mississippi One"), MERCURY, INC. ("Mercury") and WILLIAM L. HENNING, SR. ("Mr. Henning").

                               R E C I T A L S

         WHEREAS, CoBank and CTC have entered into that certain Loan Agreement, dated as of April 20, 1995 (as the same may be amended, supplemented, extended or restated from time to time, the "First Loan Agreement"), providing for a loan of up to $18,000,000 (the "First Loan"); into that certain Amended and Restated Loan Agreement, dated as of May 15, 1996, as amended

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441


by that certain First Amendment and Supplement to Loan Agreement, dated as of July 1, 1996 (as the same may be further amended, supplemented, extended or restated from time to time, the "Second Loan Agreement"), providing for a loan of up to $32,400,000 (the"Second Loan"); into that certain Loan Agreement, dated as of May 15, 1996, as amended by that certain Agreement Regarding Amendments to Loan Documents, dated as of November 15, 1996 (as the same may be further amended, supplemented, extended or restated from time to time, the "Third Loan Agreement"), providing for a loan of up to $5,000,000 (the "Third Loan"); into that certain Loan Agreement, dated as of July 1, 1996 (as the same may be amended, supplemented, extended or restated from time to time, the "Fourth Loan Agreement"), providing for a loan of up to $13,000,000 (the "Fourth Loan"); and into that certain Loan Agreement, dated as of November 25, 1996 (as the same may be amended, supplemented, extended or restated from time to time, the "Fifth Loan Agreement"; the First Loan Agreement, the Second Loan Agreement, the Third Loan Agreement, the Fourth Loan Agreement and the Fifth Loan Agreement, collectively, the "Loan Agreements"), providing for a loan of up to $4,000,000 (the "Fifth Loan"; the First Loan, the Second Loan, the Third Loan, the Fourth Loan and the Fifth Loan, collectively, the "Loans"); and

         WHEREAS, proceeds of the First Loan have been reloaned by CTC to MCTC for the purposes set forth in the First Loan Agreement, proceeds of the Second Loan have been reloaned by CTC to Mississippi One for the purposes set forth in the Second Loan Agreement, proceeds of the Third Loan have been reloaned by CTC to Mercury the purposes set forth in the Third Loan Agreement, proceeds of the Fourth Loan have been reloaned by CTC to MCTC for the purposes set forth in the Fourth Loan Agreement, and proceeds of the Fifth Loan have been reloaned by CTC to MCTC for the purposes set forth in the Fifth Loan Agreement; and

         WHEREAS, as an inducement to CoBank to enter into the First Loan Agreement, the Fourth Loan Agreement and the Fifth Loan Agreement and make the First Loan, the Fourth Loan and the Fifth Loan, MCTC has made that certain Continuing Guaranty, dated as of April 20, 1995, as amended by that certain First Amendment and Supplement to Continuing Guaranty, dated as of July 1, 1996, and as further amended by that certain Second Amendment and Supplement to Continuing Guaranty, dated as of November 25, 1996, for the benefit of CoBank (as the same may be further amended, modified, supplemented, extended or restated from time to time, the "MCTC Guaranty"), which guarantees, among other things, CTC's obligations with respect to the First Loan, the Fourth Loan and the Fifth Loan; and

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441



         WHEREAS, as an additional inducement to CoBank to enter into the First Loan Agreement and the Fourth Loan Agreement and make the First Loan and the Fourth Loan, Cameron Communications Company ("CCC") has made that certain Limited Recourse Continuing Guaranty, dated as of April 20, 1995, as amended by that certain First Amendment and Supplement to Limited Recourse Guaranty, dated as of July 1, 1996, for the benefit of CoBank, which has been assumed by Mercury pursuant to that certain Assumption Agreement, dated as of October 31, 1996, made by Mercury for the benefit of CoBank (as the same may be further amended, modified, supplemented, extended or restated from time to time, the "CCC Guaranty"), which on the limited basis provided therein guarantees, among other things, CTC's obligations with respect to the First Loan and the Fourth Loan; and

         WHEREAS, as an additional inducement to CoBank to enter into the First Loan Agreement and Fourth Loan Agreement and make the First Loan and the Fourth Loan, Mercury has made that certain Limited Recourse Continuing Guaranty, dated as of April 20, 1995, as amended by that certain First Amendment and Supplement to Limited Recourse Guaranty, dated as of July 1, 1996, for the benefit of CoBank (as the same may be further amended, modified, supplemented, extended or restated from time to time, the "Mercury Guaranty"), which on the limited basis provided therein guarantees, among other things, CTC's obligations with respect to the First Loan and the Fourth Loan; and

         WHEREAS, as an inducement to CoBank to enter into the Second Loan Agreement and the Third Loan Agreement and make the Second Loan and the Third Loan, Mississippi One has made that certain Amended and Restated Continuing Guaranty, dated as of May 15, 1996, as amended by that certain First Amendment and Supplement to Amended and Restated Guaranty, dated as of July 1, 1996, for the benefit of CoBank (as the same may the further amended, modified, supplemented, extended or restated from time to time, the "Mississippi One Guaranty"), which guarantees, among other things, CTC's obligations with respect to the Second Loan and the Third Loan; and

         WHEREAS, as an additional inducement to CoBank to enter into the Second Loan Agreement and the Third Loan Agreement and make the Second Loan and the Third Loan, Mercury has made that certain Continuing Guaranty, dated as of May 15, 1996, as amended by that certain First Amendment and Supplement to Continuing Guaranty, dated as of July 1, 1996, for the benefit of CoBank (as the same may be further amended, modified, supplemented,

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441


extended or restated from time to time, the "Mercury Second Guaranty"), which guarantees, among other things, CTC's obligations with respect to the Second Loan and the Third Loan; and

         WHEREAS, as an additional inducement to CoBank to enter into the Second Loan Agreement and the Third Loan Agreement and make the Second Loan and the Third Loan, Mr. Henning has made that certain Limited Recourse Continuing Guaranty, dated as of May 15, 1996, as amended by that certain First Amendment and Supplement to Limited Recourse Continuing Guaranty, dated as of July 1, 1996, for the benefit of CoBank (as the same may be further amended, modified, supplemented, extended or restated from time to time, the "Henning Guaranty"), which on the limited basis provided therein guarantees, among other things, CTC's obligations with respect to the Second Loan and the Third Loan; and

         WHEREAS, CTC wishes to assign, and MCK wishes to assume, all rights and obligations of CTC with respect to the Loans;

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties hereto agree as follows:

         SECTION 1. CTC hereby assigns and transfers to MCK, and MCK hereby expressly assumes, all rights and obligations of CTC under and with respect to CoBank Loan Numbers T0362, T0310, T0347, T0388 and S0441, including, without limitation, all rights and obligations of CTC under the documents, instruments and agreements listed on Schedule 1 hereto (the "CTC Documents"). MCK expressly acknowledges, confirms, agrees to and assumes all of the obligations of CTC under and pursuant to the CTC Documents. Notwithstanding any other provision of this Agreement or the CTC Documents to the contrary, in any action brought to enforce any obligation of MCK under the CTC Documents, the judgment or decree shall be enforceable only as to the CTC Documents and any specifically identified property in which CoBank shall have, now or in the future, a security interest to secure such obligations, including, without limitation, the CTC Documents and the investments and other equities which MCK may now own or hereafter acquire or be allocated in CoBank, and against MCK only to the extent of its interest in such pledged property (and not against any other assets of MCK) and MCK shall not be liable to CoBank under the CTC Documents beyond its interest in such property; provided, however, that nothing contained herein shall limit or relieve MCK from liability for, or recourse in connection with, failing to comply with the terms, covenants, conditions and provisions of the CTC Documents, other than for the payment of the principal and interest due

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441

under CTC Documents. This limitation on recourse shall not in any way affect the full and unconditional obligations of MCTC, Mercury, Mississippi One or Mr. Henning under the MCTC Guaranty, the CCC Guaranty, the Mercury Guaranty, the Mississippi One Guaranty, the Mercury Second Guaranty, the Henning Guaranty or any other of the CTC Documents or other "Loan Documents" (as defined in each of the Loan Agreements) to which each is a party.

         SECTION 2. It is the intention of MCK and the other parties hereto that the CTC Documents shall remain in full force and effect, and hereby ratifies, confirms and remakes the same, including, without limitation, MCK regrants the security interests provided for in the CTC Documents.

         SECTION 3. For so long as (i) amounts are outstanding under that certain Loan Agreement, dated as of April 20, 1995, as amended by that certain First Amendment and Supplement to Loan Agreement, dated as of even date herewith, by and between CoBank and MCK, as such agreement may be further amended, modified, supplemented, extended or restated from time to time (such agreement, as it may be amended, modified, supplemented, extended or restated from time to time, the "MCK Loan Agreement"), and (ii) there exists no breach, default, event of default or event which with the giving of notice or passage of time, or both, would constitute an event of default, under the MCK Loan Agreement, then the covenants set forth in Sections 12 and 13 of each of the Loan Agreements shall be replaced by the covenants set forth in Sections 13 and 14 of the MCK Loan Agreement. Upon the payment in full of the amounts outstanding under the MCK Loan Agreement or during the continuance of any breach, default, event of default or event which with the giving of notice or passage of time, or both, would constitute an event of default, under the MCK Loan Agreement, the original covenants set forth in Sections 12 and 13 of each of the Loan Agreements shall apply and not those set forth in Sections 13 and 14 of the MCK Loan Agreement.

         SECTION 4. All references in the Loan Agreements, the CTC Documents or any of the other Loan Documents to any of the Loan Agreements shall hereafter be to each such Loan Agreement as amended by this Agreement. Further, all references in the MCTC Guaranty, the CCC Guaranty, the Mercury Guaranty, the Mississippi One Guaranty, the Mercury Second Guaranty, the Henning Guaranty, the CTC Documents and the other Loan Documents to "CTC" or "the Borrower" shall hereafter be to MCK.

         SECTION 5. Each of MCTC, Mercury, Mississippi One and Mr. Henning hereby

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441

expressly consent to the assignment, assumption and amendments set forth in this Agreement and confirm that the MCTC Guaranty, the CCC Guaranty, the Mercury Guaranty, the Mississippi One Guaranty, the Mercury Second Guaranty, the Henning Guaranty, the CTC Documents and the other Loan Documents to which each is a party remain in full force and effect and guaranty and secure the obligations of MCK under each of the Loan Agreements and with respect to each of the Loans.

         SECTION 6. Each of CTC, MCK, MCTC, Mississippi One, Mercury and Mr. Henning agrees that if at any time any further actions are necessary or desirable in the reasonable opinion of CoBank to evidence or effect the assumption and agreements contemplated by this Agreement, or otherwise carry out the purposes and provisions of this Agreement, including, without limitation, the execution, delivery, filing and recordation of amendments to any of the Loan Documents, each of such parties shall take such action and execute, deliver, file and record such instruments or other documents.

         SECTION 7. This Agreement shall not constitute a novation of the promissory notes or any of the other Loan Documents executed in connection with the Loans, or of any of the indebtedness evidenced thereby.

         SECTION 8. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original and shall be binding upon all parties and their respective permitted successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 9. Except to the extent governed by applicable federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of Louisiana, without reference to choice of law doctrine.

                        (Signatures on following page.)

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441

         THUS DONE AND SIGNED in several counterparts at the places and on the dates indicated below, and in the presence of the respective undersigned Notaries Public and the respective undersigned witnesses indicated below, by duly authorized officers of the respective parties, after a due reading of the whole.

         At Lake Charles, Louisiana on December __, 1996.

                                           MERCURY CELLULAR OF KANSAS, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                           Attest:
                                                  ------------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                            [CORPORATE SEAL]

Witnesses to all signatures:

-------------------------------------------
Witness

-------------------------------------------
Witness

-------------------------------------------
Notary Public

My commission expires:
                      ---------------------

         [NOTARIAL SEAL]

                      (Signatures continued on next page.)

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441

                   (Signatures continued from previous page.)

         At Lake Charles, Louisiana on December __, 1996 .

                                           MERCURY CELLULAR TELEPHONE COMPANY


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                           Attest:
                                                  ------------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                            [CORPORATE SEAL]
Witnesses to all signatures:

-------------------------------------------
Witness

-------------------------------------------
Witness

-------------------------------------------
Notary Public

My commission expires:
                      ---------------------

         [NOTARIAL SEAL]

                      (Signatures continued on next page.)

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441



                   (Signatures continued from previous page.)

                At Lake Charles, Louisiana on December __, 1996.

                                           MERCURY,  INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                           Attest:
                                                  ------------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                            [CORPORATE SEAL]

Witnesses to all signatures:

-------------------------------------------
Witness

-------------------------------------------
Witness

-------------------------------------------
Notary Public

My commission expires:
                      ---------------------

         [NOTARIAL SEAL]

                      (Signatures continued on next page.)

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441

                   (Signatures continued from previous page.)

         At Lake Charles, Louisiana on December __, 1996.


                                           CTC FINANCIAL, INC.


                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                           Attest:
                                                  ------------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                            [CORPORATE SEAL]

Witnesses to all signatures:


-------------------------------------------
Witness


-------------------------------------------
Witness


-------------------------------------------
Notary Public

My commission expires:
                      ---------------------

         [NOTARIAL SEAL]

                      (Signatures continued on next page.)

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441



                   (Signatures continued from previous page.)


         At Lake Charles, Louisiana on December __, 1996.


                                           MISSISSIPPI ONE CELLULAR
                                           TELEPHONE COMPANY

                                            By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                           Attest:
                                                  ------------------------------
                                                   Name:
                                                        ------------------------
                                                   Title:
                                                         -----------------------

                                                            [CORPORATE SEAL]

Witnesses to all signatures:

-------------------------------------------
Witness

-------------------------------------------
Witness

-------------------------------------------
Notary Public

My commission expires:
                      ---------------------

         [NOTARIAL SEAL]

                      (Signatures continued on next page.)

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441


                   (Signatures continued from previous page.)


         At Lake Charles, Louisiana on December __, 1996.


                                            By:                           (SEAL)
                                               ---------------------------------
                                                 William L. Henning, Sr.


Witnesses to all signatures:


-------------------------------------------
Witness


-------------------------------------------
Witness


-------------------------------------------
Notary Public

My commission expires:
                      ---------------------

         [NOTARIAL SEAL]

                      (Signatures continued on next page.)

Assignment, Assumption and Agreement
Regarding Amendments to Loan Documents
Loan No. T0310
Loan No. T0347
Loan No. T0388
Loan No. T0362
Loan No. S0441


                   (Signatures continued from previous page.)


         At Atlanta, Georgia, on December __, 1996.



                                           COBANK, ACB


                                           By:
                                              ----------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------



Witnesses to signature:


-------------------------------------------
Witness


-------------------------------------------
Witness


-------------------------------------------
Notary Public

My commission expires:
                      ---------------------

         [NOTARIAL SEAL]